Exhibit 99.2

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August 7, 2009

EDISON INTERNATIONAL®

Second Quarter 2009 Financial Teleconference

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EDISON INTERNATIONAL®

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

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Second Quarter Earnings Summary

GAAP

Earnings (Loss)

($ millions)

EPS

$261

$0.79

$(16)

$(0.05)

Q2 08 Q2 09 Q2 08 Q2 09

Core1

Earnings

($ millions)

EPS

$262

$253

$0.79

$0.78

Q2 08 Q2 09 Q2 08 Q2 09

1 GAAP earnings refers to net income attributable to Edison International. GAAP earnings per share refers to basic earnings per common share attributable to Edison International common shareholders. See Second Quarter Financial Results slide for reconciliation of core earnings to GAAP earnings. Core earnings is defined as GAAP earnings less discontinued operations and other non-core items.

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Second Quarter Financial Results

Reconciliation of Core EPS to GAAP EPS

Core Earnings	Q2 08	Q2 09	Variance
SCE	$ 0.48	$ 0.61	$ 0.13
EMG	0.34	0.19	(0.15)
EIX parent company and other	(0.03)	(0.02)	0.01
Core EPS[1]	**$ 0.79**	**$ 0.78**	**$ (0.01)**
Non-core Items			
SCE	$ —	$ 0.92	$ 0.92
EMG	—	(1.90)	(1.90)
EIX parent company and other	—	0.15	0.15
Total Non-Core	**$ —**	**$ (0.83)**	**$ (0.83)**
Basic EPS	**$ 0.79**	**$ (0.05)**	**$ (0.84)**
Diluted EPS	**$ 0.79**	**$ (0.05)**	**$ (0.84)**

Core EPS Variances

SCE — $0.13

Higher operating income from the 2009 General Rate Case, which includes $0.06 of lower operating and maintenance expense due to timing differences

EMG

Midwest Generation — (0.07)

Lower power prices and higher emission costs partially offset by higher capacity prices and SFAS 133 gains

Homer City — 0.11

Higher generation levels and capacity prices, lower plant operating expenses and SFAS 133 gains

Renewable energy projects — (0.02)

Timing differences related to invoicing of liquidated damages from turbine supplier

Natural gas and other projects — (0.04)

Primarily lower natural gas prices affecting electricity and steam revenues of Big 4 projects

EMMT[2] – Lower trading income driven by lower congestion — (0.06)

Corporate expense, interest and other items — (0.01)

Edison Capital and other — (0.06)

Lower results from leveraged leases and global infrastructure funds, Q2 09 gain on sale of interest in Midland Cogeneration Ventures (MCV) lease of $0.06, Q2 08 gain on sale of interest in Beaver Valley lease of $0.07

Non-Core Variances

SCE – Q2 09: $0.92 for overall tax settlement — 0.92

EMG – Q2 09: $(0.02) for discontinued operations; Q2 09: $(1.88) for overall tax settlement — (1.90)

EIX – Q2 09: $0.15 for overall tax settlement — 0.15

1 See Use of Non-GAAP Financial Measures in Appendix. GAAP earnings refers to net income attributable to Edison International. The impact of participating securities is included in EIX parent company and other and was zero per share for the quarter ended June 30, 2009 and $(0.01) per share for the quarter ended June 30, 2008.

2 EMMT overhead is included in Corporate expense, interest and other items.

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Year-to-Date Earnings Summary

GAAP

Earnings

($ millions)

EPS

$559

$234

$1.70

$0.72

YTD 08 YTD 09 YTD 08 YTD 09

Core1

Earnings

($ millions)

$565

$512

EPS

$1.72

$1.58

YTD 08 YTD 09 YTD 08 YTD 09

1 GAAP earnings refers to net income attributable to Edison International. GAAP earnings per share refers to basic earnings per common share attributable to Edison International common shareholders. See Year-to-Date Financial Results slide for reconciliation of core earnings to GAAP earnings. Core earnings is defined as GAAP earnings less discontinued operations and other non-core items.

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Year-to-Date Financial Results

Reconciliation of Core EPS to GAAP EPS

Core Earnings	**YTD 08**	**YTD 09**	**Variance**
SCE	$ 0.94	$ 1.25	$ 0.31
EMG	0.84	0.37	(0.47)
EIX parent company and other	(0.06)	(0.04)	0.02
Core EPS[1]	**$ 1.72**	**$ 1.58**	**$ (0.14)**
Non-core Items			
SCE	$ —	$ 0.92	$ 0.92
EMG	(0.02)	(1.93)	(1.91)
EIX parent company and other	—	0.15	0.15
Total Non-Core	**$ (0.02)**	**$ (0.86)**	**$ (0.84)**
Basic EPS	**$ 1.70**	**$ 0.72**	**$ (0.98)**
Diluted EPS	**$ 1.69**	**$ 0.72**	**$ (0.97)**

Core EPS Variances

SCE	**$0.31**
Higher operating income from the 2009 General Rate Case, which includes $0.12 of lower operating, maintenance and other expenses due to timing differences	
EMG	
Midwest Generation	**(0.29)**
Lower power prices, higher emission costs and favorable coal contract buy-out of $0.03 in 2008, partially offset by higher capacity prices and SFAS 133 gains	
Homer City	**0.08**
Higher generation levels and capacity prices, lower plant operating expense and SFAS 133 gains	
Renewable energy projects	**0.02**
More wind projects in operation	
Natural gas and other projects	**(0.05)**
Primarily lower natural gas prices affecting electricity and steam revenues of Big 4 projects	
EMMT[2] – Lower trading income driven by lower congestion	**(0.11)**
Corporate expense, interest and other items	**(0.05)**
Higher net interest expense and severance charge of $0.01, partially offset by lower corporate expense	
Edison Capital and other	**(0.07)**
Lower results from leveraged leases and global infrastructure funds, Q2 09 gain on sale of interest in MCV lease of $0.06, Q2 08 gain on sale of interest in Beaver Valley lease of $0.07	

Non-Core Variances

SCE –	Q2 09: $0.92 for overall tax settlement	**0.92**
EMG –	Q2 08: $(0.02) for discontinued operations Q2 09: $(0.01) for discontinued operations Q2 09: $(1.92) for overall tax settlement	**(1.91)**
EIX –	Q2 09: $0.15 for overall tax settlement	**0.15**

1 See Use of Non-GAAP Financial Measures in Appendix. GAAP earnings refers to net income attributable to Edison International. The impact of participating securities is included in EIX parent company and other and was zero per share for the year-to-date ended June 30, 2009 and $(0.02) per share year-to-date ended June 30, 2008.

2 EMMT overhead is included in Corporate expense, interest and other items.

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Midwest Generation - Operating Performance

Operating Statistics Q2 08 Q2 09 YTD 08 YTD 09

Total Generation (GWh) 6,820 6,808 15,203 13,450

Equivalent Availability 72.6% 78.5% 77.5% 80.6%

Capacity Factor 57.2% 57.1% 63.7% 51.2%

Load Factor 78.7% 72.7% 82.2% 63.5%

Forced Outage Rate 6.5% 5.7% 9.3% 6.4%

Q2 08 vs. Q2 09

Improved plant operations and performance

Lower average realized energy prices and increased congestion

Higher fuel costs primarily due to higher costs for annual NOx emissions and mercury controls

All-in Average Realized Prices1

$/MWh

$68

$57.53 $56.82

$51 $49.00 $52.23

$34 $41.97 $30.81 $42.08 $33.86

$17

$15.56 $18.19 $14.74 $18.37

$0 Q2 08 Q2 09 YTD 08 YTD 09

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.

3 See Non-GAAP Reconciliation and Use of Non-GAAP Financial Measures in Appendix.

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Homer City - Operating Performance

Operating Statistics Q2 08 Q2 09 YTD 08 YTD 09

Total Generation (GWh) 2,250 3,025 5,442 5,683

Equivalent Availability 61.6% 90.5% 74.6% 83.7%

Capacity Factor 54.6% 73.4% 66.0% 69.3%

Load Factor 88.7% 81.1% 88.6% 82.8%

Forced Outage Rate 12.1% 7.0% 10.6% 9.5%

Q2 08 vs. Q2 09

o Improved plant operations and performance from fewer boiler tube leaks and derating from a fan failure

o Lower average realized energy prices, higher capacity revenues and generation

All-in Average Realized Prices1

$68

$58.65 $58.51 $56.62

$51 $52.13

$35.42 $35.67

/MWh $34 $31.22 $34.26

$

$17

$23.23 $20.91 $22.84 $22.36

$0

Q2 08 Q2 09 YTD 08 YTD 09

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.

3 See Non-GAAP Reconciliation and Use of Non-GAAP Financial Measures in Appendix.

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EMG Capacity Sales

Status at June 30, 2009

	Installed Capacity	Unsold Capacity[1]	Capacity Sold	RPM Capacity Sold in Base Residual Auction		Other Capacity Sales, net of Purchases[2,3]		Aggregate
	MW	MW	MW	MW	Price per MW-day	MW	Average Price per MW-day	Average Price per MW-day
July 1, 2009 to May 31, 2010								
Midwest Generation	5,776	(878)	4,898	5,329	$102.04	(431)	$99.23	$102.29
EME Homer City	1,884	(206)	1,678	1,670	$191.32	8	$191.32	$191.32
July 1, 2010 to May 31, 2011								
Midwest Generation	5,477	(548)	4,929	4,929	$174.29	—	—	$174.29
EME Homer City	1,884	(71)	1,813	1,813	$174.29	—	—	$174.29
July 1, 2011 to May 31, 2012								
Midwest Generation	5,477	(495)	4,982	4,582	$110.00	400	$85.00	$107.99
EME Homer City	1,884	(113)	1,771	1,771	$110.00	—	—	$110.00
July 1, 2012 to May 31, 2013								
Midwest Generation	5,477	(773)	4,704	4,704	$16.46	—	—	$16.46
EME Homer City	1,884	(148)	1,736	1,736	$133.37	—	—	$133.37

1 Capacity not sold arises from: (1) capacity retained to meet forced outages under the RPM auction guidelines; and (2) capacity that PJM does not purchase at the clearing price resulting from the RPM auction.

2 Other capacity sales and purchases, net includes contract executed in advance of the RPM base residual auction to hedge the price risk related to such auction, participation in RPM incremental auctions and other capacity transactions entered to manage capacity risks.

3 Includes 342 MW purchases in January 2009 from RPM incremental auction at $40.00 MW-day.

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EDISON INTERNATIONAL®

EMG Hedge Program Status

Status at June 30, 2009

Remainder of

2009 2010 2011 2012

Midwest Generation1

Total estimated GWh hedged (Northern Illinois & AEP/Dayton Hubs) 5,352 6,981 612 —

Average price ($/MWh) $63.91 $67.30 $76.40 —

Coal under contract (in millions of tons) 8.8 11.7 — —

Additional coal contracted since June 30, 2009 — 5.4 9.8 9.8

Homer City

Total estimated GWh hedged 2,064 2,662 — —

Average price ($/MWh) $82.88 $90.61 — —

Coal under contract (in millions of tons)2 2.6 1.0 0.2 —

1 As of June 30, 2009, EMMT has entered into 9.8 billion cubic feet of natural gas futures contracts (equivalent to approximately 1,600 GWh of energy only contracts using a ratio of 6 MMBtu to 1 MWh) to hedge Midwest Generation energy price risks during 2009 and 2010.

2 At June 30, 2009, there are options to purchase additional coal of 0.5 million tons for 2010, 0.6 million tons for 2011, 0.5 million tons for 2012 and 0.1 million tons for 2013.

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Global Tax Settlement Financial Impacts

Year-to-date status at June 30, 2009

Income Statement ($ millions)	SCE	Edison Capital	EIX parent co. and all other[2]	EIX consolidated
Overall global tax settlement charge	$ 300	$ (628)	$ 54	$ (274)

Cash ($ millions)[1]	SCE	Edison Capital	EIX parent co. and all other[2]	EIX consolidated
Net proceeds from termination of cross-border leases	$ —	$ 1,385	$ —	$ 1,385
Taxes settled through June 30, 2009	875	(920)	(150)	(195)
Estimated future net tax payments	(235)	(765)	190	(810)
Cash flow expected over time	**$ 640**	**$ (300)**	**$ 40**	**$ 380**

1 See the "EIX: Liquidity, Intercompany Tax-Allocation Agreement" section of the Q2 09 EIX 10-Q for additional information concerning the overall tax settlement with the Internal Revenue Service.

2 Includes all other Edison International consolidated subsidiaries.

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EDISON INTERNATIONAL®

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Liquidity Profile

Available Liquidity at March 31 and June 30, 2009

March 31, 2009 June 30, 2009

EMG EMG

Sources (in Millions)

SCE

EME & MWG

Edison Capital & other1

EIX parent co.& other

SCE

EME & MWG

Edison Capital & other1

EIX parent co. & other

Credit Facility $ 3,000 $ 1,100 $— $ 1,500 $ 2,894 $ 1,100 $— $ 1,426

Credit Facility (availability)2 1,224 110 — 1,426 2,806 110 — 1,349

Cash & short term investments3 1,181 1,989 300 80 457 1,658 553 38

Available Liquidity $ 2,405 $ 2,099 $ 300 $ 1,506 $ 3,263 $ 1,768 $ 553 $ 1,387

1 Edison Capital & other includes MEHC and other EMG subsidiaries.

2 Excludes the unused and/or unfunded commitments for subsidiaries of Lehman Brothers Holdings of $36 million for EMG. In June 2009, SCE and EIX amended their credit facilities to remove a subsidiary of Lehman Brothers Holding as a lender.

3 SCE amounts include $83 million and $81 million held by SCE’s consolidated variable interest entities (VIE) as of March 31 and June 30, 2009, respectively.

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2009 Earnings Guidance

Reconciliation of Core Earnings to GAAP Earnings Guidance[1]

	2009 Earnings Guidance as of 05/08/09			2009 Earnings Guidance Updated as of 08/07/09		
	Low	Midpoint	High	Low	Midpoint	High
EIX core earnings per share	$2.90	$3.05	$3.20	$2.90	$3.05	$3.20
Non-Core items	(0.92)	(0.81)	(0.69)		(0.72)	
EIX GAAP earnings per share	$1.98	$2.24	$2.51	$2.18	$2.33	$2.48

Midpoint of 2009 core guidance by key business element:	
SCE	$2.49
EMG	0.70
EIX parent company and other	(0.14)

SCE

- 2009 average rate base:
  - Includes 2009 GRC decision
  - Assumes timely approval of FERC rate case and rooftop solar program
- 2009 Approved Capital Structure
  - 48% Equity
  - 11.5% Return on Equity
- Potential energy efficiency earnings of $0.03 per share included

EMG

- Forward hedge position and prices as of 6/30/09
- EMMT pre-tax trading margin of $50-100 million
- Increased MWG pre-tax operating cost by $90 to $105 million (CAIR compliance and mercury controls)
- Pre-tax earnings from Big 4 lower by $45 to $55 million
- Prior EMG core and GAAP guidance ranges of $0.50 to $0.90 per share provided March 2, 2009
- No significant Edison Capital earnings going forward. Includes $0.06 per share MCV lease termination

Non-Core Items

- Mountainview transfer of $0.14 per share in Q3 09, global tax settlement of $(0.85) per share through Q2 09, discontinued operations of $(0.01) per share through Q2 09

Other Assumptions

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes discontinued operations and other non-core items except as noted (impacts of the Global Tax Settlement with the IRS through second quarter included in updated GAAP guidance as a non-core item)

1 See Use of Non-GAAP Financial Measures in Appendix. GAAP earnings refers to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.02) per share and is included in EIX parent company and other.

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Appendix

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EMG Capital Expenditures

Estimated Expenditures

(in Millions)	Remainder of 2009	2010	2011
MWG			
Plant capital expenditures	$35	$96	$62
Environmental expenditures	9	(a)	(a)
Homer City			
Plant capital expenditures	13	55	29
Environmental expenditures	—	15	32
Growth projects			
Projects under construction	55	—	—
Turbine commitments[1]	596	242	—
Other capital expenditures	17	9	7
Total	**$725**	**$417**	**$130**

(a) See the MD&A in the 2009 EIX Q2 10-Q regarding capital expenditures for environmental improvements at MWG.

Capital Expenditure Update

- Pending recovery of the capital markets, EME intends to preserve capital by focusing on a more selective growth strategy
  - Completion of projects under construction, primarily the Big Sky wind project in Illinois
  - Development of sites that would deploy committed wind turbines
  - EME working with wind turbine suppliers on vendor financing
  - No decision made on environmental upgrades at Midwest Generation - engineering work in process

1 See the MD&A "Business Development and Capital Commitments" section in the Q2 09 EIX 10-Q for more information regarding EME's turbine commitments. If definitive agreements are executed substantially in accordance with the terms of the letter agreements with vendors, turbine commitments would be reduced to approximately $191 million in 2009, $229 million in 2010, and $210 million in 2011, and the remaining $206 million due during the time period of 2011 and 2014.

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EMG – Adjusted EBITDA

Reconciliation to Earnings1 ($ Millions) Q2 08 Q2 09 YTD 08 YTD 09 2007 2008

Earnings (Loss) $ 111 $ (558) $ 265 $ (510) $ 410 $ 561

Addback (Deduct):

Discontinued operations 1 7 6 4 2 —

Income (loss) from continuing operations 112(551) 271(506) 412 561

Interest expense 68 76 141 152 323 288

Interest income(9)(5)(20)(12)(101)(37)

Income taxes 57(276) 140(270) 170 272

Depreciation and amortization 47 57 93 114 172 197

EBITDA2 275(699) 625(522) 976 1,281

Production tax credits3 11 14 20 30 28 44

Addback:

Loss on lease termination of cross border leases — 902 — 920 — —

Gain on sale of interests in leases and other(49)(35)(49)(35)(1)(49)

Loss on early extinguishment of debt — — — — 241 —

Charge to cancel gas turbine order — — — — — 23

Adjusted EBITDA1 $ 237 $ 182 $ 596 $ 393 $ 1,244 $ 1,299

1	Earnings refers to net income attributable to Edison Mission Group.
2	See Use of Non-GAAP Financial Measures in Appendix for additional information on EBITDA and Adjusted EBITDA.
3	Production tax credits (PTC) are after-tax.

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SCE Capital Investment Forecast1

$ Billions $5

$4 $3 $2 $1 $0

2009 2010 2011 2012 2013

Base Case $3.3 $3.9 $4.3 $4.5 $4.4

Low Case2 $2.7 $3.2 $3.5 $3.7 $3.6

5-Yr Base Case By Classification

$ %

Solar Rooftop Program 0.8 4 Edison SmartConnect™ 1.2 6 Generation 2.5 12 Transmission 6.2 30 Distribution 9.7 48 Total 20.4 100

5-Yr Base Case By Proceeding Type

%

2009 CPUC Rate Case 33

2012 CPUC Rate Case 25

Other CPUC 12

FERC Rate Cases 30

Total 100

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast as of July 2009 and includes: (1) CPUC approval of 5 year, 250 MW, $875 million rooftop solar program at SCE and (2) SCE’s decision to not pursue development of the Arizona portion of the DPV2 transmission project in May 2009.

2 Low Case reflects the potential variability to project investment levels related to execution risk, scope change, delays, regulatory constraints, and other contingencies. The level of variability experienced in 2008 was 18%.

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SCE Rate Base Forecast1

$ Billions $25

$20 $15 $10 $5 $0

2008 2009 2010 2011 2012 2013

5-Yr CAGR

Base Case $12.5 $14.5 $16.2 $18.0 $20.7 $22.9 13%

Low Case2 $14.4 $15.8 $17.1 $18.7 $20.4 10%

1 Forecast as of July 2009 and includes: (1) 2009 GRC Decision; (2) forecasted 2009-2013 FERC rate base, subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; and (4) estimated impact of accelerated depreciation of the Economic Stimulus Act of 2009; (5) CPUC approval of 5 year, 250 MW, $875 million rooftop solar program at SCE; and (6) SCE’s decision to not pursue development of the Arizona portion of the DPV2 transmission project in May 2009.

2	Reflects Low Case from SCE Capital Investment Forecast.

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SCE Transmission Investment Program

- Tehachapi transmission line to interconnect up to 4,500 MW of renewable generation
- Additional transmission capability needed to strengthen system reliability and increase access to renewable energy
- Transmission siting remains challenging due to multiple federal and local government agencies involved


Windhub
Antelope
Santa Clarita
Vincent
Rancho Vista
Pardee
Mira Loma
Devers
Valley
Los Angeles
San Diego
DPV2 500kV
Rancho Vista Substation
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV

Project Name	Phase	In-Service	2009-2013 ($ Millions)[1]
Renewables			
Tehachapi Segments 1-3	Construction	Various	653
Tehachapi Segments 4-11	Licensing	Various	1,405
DPV2 - CA	Licensing[3]	2013	718
Other Projects[2]	Licensing	Various	1,456
Total Renewables			4,232
Reliability			
Rancho Vista Substation	Construction	2009	38
Other Projects[2]	Various	Various	1,935
Total Reliability			1,973
Grand Total[4]			**6,205**

1 Subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast as of July 2009 and is based on the Base Case (see SCE Capital Investment Forecast).
2 "Other Projects" include new projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement, and grid monitoring and control.
3 Petition to Modify CPUC decision submitted in May 2008 for DPV2 to permit construction of California portion. Decision expected 3rd quarter, 2009.
4 FERC rate base is expected to increase from 10% of rate base in 2008 to 20% by 2013.

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Non-GAAP Reconciliation

Reconciliation of Midwest Generation and Homer City Operating Revenues and Fuel Costs to Realized Revenues and Realized Fuel Costs:

	Midwest Generation				Homer City			
	Q2 08	Q2 09	YTD 08	YTD 09	Q2 08	Q2 09	YTD 08	YTD 09
Generation (GWh)	6,820	6,808	15,203	13,450	2,250	3,025	5,442	5,683
Operating revenues	$391	$340	$859	$724	$127	$161	$312	$326
Less: Unrealized (gains) losses	3	(5)	8	(20)	6	(5)	7	(5)
Capacity and other revenues	(2)	(1)	(3)	(1)	(1)	2	(1)	1
Realized Revenues	$392	$334	$864	$703	$132	$158	$318	$322
All-in Average Realized Price/MWh	**$57.53**	**$49.00**	**$56.82**	**$52.23**	**$58.65**	**$52.13**	**$58.51**	**$56.62**
Fuel expenses	$106	$110	$224	$233	$52	$63	$124	$127
Less: Unrealized gains (losses)	—	14	—	14	—	—	—	—
Realized fuel expenses	$106	$124	$224	$247	$52	$63	$124	$127
Average realized fuel costs/MWh	$15.56	$18.19	$14.74	$18.37	$23.23	$20.91	$22.84	$22.36

Reconciliation of Midwest Generation and Homer City Operating Revenues to Segment Fuel Costs:

	Q2 08	Q2 09	YTD 08	YTD 09
Operating revenues				
Midwest Generation	$391	$340	$859	$724
Homer City	127	161	312	326
Wind projects	34	31	50	75
Other revenues	61	25	111	44
Segment revenues as reported	$613	$557	$1,332	$1,169
Fuel Costs				
Midwest Generation	$106	$110	$224	$233
Homer City	52	63	124	127
Other revenues	(1)	(1)	(4)	(1)
Segment revenues as reported	$157	172	$344	$359

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Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

The average realized energy price and average realized fuel cost is a non-GAAP performance measure since such statistical measures exclude unrealized gains or losses recorded as operating revenues and unrealized gains or losses recorded as fuel expenses. Management believes that the average realized energy price and average realized fuel cost is more meaningful for investors as it reflects the impact of hedge contracts at the time of actual generation in period-over-period comparisons or as compared to real-time market prices.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in this presentation.